Exhibit 10.2

LETTER AGREEMENT

As of April 23, 2003

JetBlue Airways Corporation

RE:  ***

Dear Gentlemen:

Reference is made to that certain A320 Purchase Agreement, dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A320-200 aircraft (the “Aircraft”), including twenty-five option aircraft (the “Option Aircraft”), which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of September 30, 1999, Amendment No. 2, dated as of March 13, 2000, Amendment No. 3, dated as of March 29, 2000, Amendment No. 4, dated as of September 29, 2000, Amendment No. 5 dated as of November 7, 2000, Amendment No. 6 dated as of November 20, 2000, Amendment No. 7 dated as of January 29 2001, Amendment No. 8 dated as of May 3, 2001, Amendment No. 9 dated as of July 18, 2001, Amendment No. 10 dated as of November 16, 2001,  Amendment No. 11 dated as of December 31, 2001, Amendment No. 12 dated as of April 19, 2002, Amendment No. 13 dated as of November 22, 2002, Amendment No. 14 dated as of December 18, 2002, Amendment No. 15 dated as of February 10, 2003 and Amendment No. 16 dated as of April 23, 2003 is hereinafter called the “Agreement.” In connection therewith the Buyer and the Seller have agreed to additional terms and conditions contained in this Letter Agreement, which, when countersigned below, will set forth the understanding of the parties with respect to the matters set forth herein and will, pursuant to section C below, be deemed incorporated into the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement unless the context otherwise requires.

A.                ***

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

B.                                     CONFIDENTIALITY AND GOVERNING LAW

This Letter Agreement is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.

C.                                     INTEGRATION AND CONDITIONS PRECEDENT

Upon execution of Amendment No. 16 as of the date herewith, the Agreement will be deemed to be amended as of the date hereof to the extent herein provided, and except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.  This Letter Agreement supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the specific subject matter of this Letter Agreement.

If the foregoing sets forth our understanding, please indicate your acceptance by signing in the space provided below.

Agreed and Accepted,	Agreed and Accepted,

JETBLUE AIRWAYS CORPORATION	AVSA, S.A.R.L.

By:	By:

Its:	Its:

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